UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2010
Penwest Pharmaceuticals Co.
(Exact name of registrant as specified in charter)

Washington	001-34267	91-1513032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2981 Route 22
Patterson, New York	12563
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (877) 736-9378
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
          On April 23, 2010, Penwest Pharmaceuticals Co. issued a press release providing an update on recent business progress and corporate governance developments. In the press release, the Company stated that it had achieved profitability for the quarter ended March 31, 2010. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events.
          On April 23, 2010, Penwest Pharmaceuticals Co. issued a press release providing an update on recent business progress and corporate governance developments.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
99.1	Press release issued by Penwest Pharmaceuticals Co. on April 23, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENWEST PHARMACEUTICALS CO.
Date: April 23, 2010	By:	/s/ Jennifer L. Good
Jennifer L. Good
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Penwest Pharmaceuticals Co. on April 23, 2010